SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): November 14, 2006

PAINEWEBBER R&D PARTNERS III, L.P.
(Exact name of registrant as specified in its charter)

Delaware	33-35938	13-3588219
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

1285 Avenue of the Americas, New York, New York 10019
(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code: (212) 713 - 2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING
FORWARD LOOKING STATEMENTS

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Except for the historical information contained herein, the matters discussed herein are forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of PaineWebber R&D Partners III, L.P. or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions; fluctuations in the value of securities for which only a limited, or no, public market exists; dependence on the development of new technologies; dependence on timely development and introduction of new and competitively priced products; the need for regulatory approvals; the sponsor companies having insufficient funds to commercialize products to their maximum potential; the restructuring of sponsor companies; the dependence of PaineWebber R&D Partners III, L.P. on the skills of certain scientific personnel; and the dependence of PaineWebber R&D Partners III, L.P. on the General Partner.

Item 5.02(b). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Robert J. Chersi resigned as a director and President of PaineWebber Development Corporation (“PWDC”), the General Partner of the Registrant, on November 14, 2006.

On November 14, 2006, Michael Schweitzer was elected as a director of PWDC. The following is Mr. Schweitzer’s biography:

Michael Schweitzer joined UBS Financial Services Inc. in August 2003 as Managing Director and Co-Head of Private Wealth Management. In September 2005, he was promoted to Chief Operating Officer, Products and Services - North America. In September 2006, he was named Deputy Head of Products and Services and Head of P&S Consulting in addition to his current role as COO. Prior to joining UBS, he spent 14 years at Merrill Lynch and Co. where he held a variety of positions including Financial Advisor, Producing Manager, District Sales Manager and Branch Manager. Additionally, he has held positions as National Sales Manager of Private Client, Head of Trust and Insurance Sales, and National Director, Private Wealth Management.

Prior to joining Merrill Lynch, Michael was a CPA with Deloitte Haskins and Sells where he specialized in serving the auditing, tax, and consulting needs of high-tech and biotech companies.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 20, 2006

PAINEWEBBER R&D PARTNERS III, L.P.

(Registrant)

By: PaineWebber Development Corporation

By: /s/ Rosemarie Albergo
Title: Treasurer